UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2016

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2016, Ecolab Inc. (“Ecolab”) announced earnings for the third quarter ended September 30, 2016.  A copy of the (i) News Release issued by Ecolab in connection with this report under Item 2.02 is furnished and attached as Exhibit (99.1), (ii) Supplemental Data to be used in connection with the conference call to be held discussing the third quarter results is furnished and attached as Exhibit (99.2), and (iii) Supplemental Discussion and related materials to be used in such conference call is furnished and attached as Exhibit (99.3), each of which is incorporated by reference herein. Ecolab also will publish the attached exhibits on its website located at www.ecolab.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

(99.1) Ecolab Inc. News Release dated November 1, 2016.

(99.2) Supplemental Data for Third Quarter dated November 1, 2016.

(99.3) Supplemental Discussion for Third Quarter dated November 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: November 1, 2016	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99.1)	Ecolab Inc. News Release dated November 1, 2016.	Filed herewith electronically.

(99.2)	Supplemental Data for Third Quarter dated November 1, 2016.	Filed herewith electronically.

(99.3)	Supplemental Discussion for Third Quarter dated November 1, 2016.	Filed herewith electronically.